SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                  TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
               ---------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transactions applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date filed:

[LOGO]
  FRANKLIN/R/ TEMPLETON/R/
  INVESTMENTS

                 TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

                       IMPORTANT SHAREHOLDER INFORMATION

   These materials are for the Annual Meeting of Shareholders scheduled for August 28, 2003, at 1:00 p.m. Eastern time. The enclosed materials discuss the proposal (the "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Russia and East European Fund, Inc. (the "Fund"). If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but do not specify a vote for the Proposal, your proxy will be voted FOR the Proposal.

   We urge you to spend a few minutes reviewing the Proposal in the proxy statement. Then, please fill out the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

   We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800-342-5236).


                         TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.

[LOGO]
  FRANKLIN/R/ TEMPLETON/R/
  INVESTMENTS

                 TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

                 NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS

   The Annual Meeting of Shareholders (the "Meeting") of Templeton Russia and East European Fund, Inc. (the "Fund") will be held at the Fund's offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091 on August 28, 2003 at 1:00 p.m. Eastern time.

   During the Meeting, shareholders of the Fund will vote on the following
Proposal:

    . The election of six Directors of the Fund to hold office for the terms specified.

                                          By Order of the Board of Directors,

                                          Barbara J. Green,
                                          Secretary

July 18, 2003


  Please sign and promptly return the proxy card in the enclosed self-addressed envelope regardless of the number of shares you own.

                 TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

                                PROXY STATEMENT

..INFORMATION ABOUT VOTING

  Who is eligible to vote?

   Shareholders of record at the close of business on July 10, 2003 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and proxy statement were first mailed to shareholders of record on or about July 18, 2003.

  On what issue am I being asked to vote?

   You are being asked to vote on the election of six nominees to the position of Director.

  How do the Fund's Directors recommend that I vote?

   The Directors unanimously recommend that you vote FOR the election of the six nominees.

  How do I ensure that my vote is accurately recorded?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for the Proposal, your shares will be voted FOR the nominees for Director.

  May I revoke my proxy?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received at or prior to the Meeting, or by attending the Meeting and voting in person.

  What if my shares are held in a brokerage account?

   If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting.

..THE PROPOSAL:  ELECTION OF DIRECTORS

  How are nominees selected?

   The Board of Directors of the Fund (the "Board" or the "Directors") has a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr. (Chairman), Frank J. Crothers, Edith E. Holiday and Gordon S. Macklin, none of whom is an "interested person" as defined by the Investment Company Act of 1940 (the "1940 Act"). Directors who are not interested persons of the Fund are referred to as the "Independent Directors." The Committee is responsible for the selection and nomination of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board if these nominations are submitted in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

  Who are the nominees and Directors?

   The Board is divided into three classes. Each class has a term of three years. Each year the term of office of one class expires. This year, the terms of five Directors expire. Frank J. Crothers, Harmon E. Burns, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps have been nominated for three-year terms, set to expire at the 2006 Annual Meeting of Shareholders. Frank A. Olson has been nominated for a one-year term, set to expire at the 2004 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. Among these Directors, only Harmon E. Burns is deemed to be an "interested person" for purposes of the 1940 Act. Directors who are interested persons of the Fund are referred to as the "Interested Directors." All of the nominees are currently members of the Board. In addition, all of the current nominees and Directors are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds (collectively, the "Franklin Templeton funds").

   Certain Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who own approximately 17.69% and 15.09%, respectively, of its outstanding shares. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board, Director and Vice President of the Fund, and Rupert H. Johnson, Jr., Vice President of the Fund are brothers. There are no family relationships among any of the Directors or nominees for Director.

   Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Directors.

   Listed below, for each nominee and Director, are their name, age and address, as well as their position and length of service with the Fund, principal occupation during the past five years, the number of portfolios in the Franklin Templeton Investment fund complex that they oversee, and any other directorships held by the nominee or Director.

Nominees for Independent Director to serve until 2006 Annual Meeting of
Shareholders:

                                                                  Number of
                                                                Portfolios in
                                                                  Franklin
                                                                  Templeton
                                                                 Investments
                                                                Fund Complex
                                                   Length of     Overseen by
Name, Age and Address                 Position    Time Served     Director*        Other Directorships Held
----------------------------------------------------------------------------------------------------------------
Frank J. Crothers (59)                Director    Since 1998          17                     None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Chairman, Atlantic Equipment & Power Ltd.; Chairman, Ventures Resource Corporation (Vice Chairman 1996-
2003); Vice Chairman, Caribbean Utilities Co., Ltd.; Director and President, Provo Power Company Ltd.;
Director, Caribbean Electric Utility Services Corporation (Chairman until 2002); and director of various other business and nonprofit organizations.
----------------------------------------------------------------------------------------------------------------
Betty P. Krahmer (73)                 Director    Since 1994          21                     None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Director or Trustee of various civic associations; and formerly, Economic Analyst, U.S. government.
----------------------------------------------------------------------------------------------------------------
Gordon S. Macklin (75)                Director    Since 1994         132        Director, White Mountains
  500 East Broward Blvd.                                                        Insurance Group, Ltd. (holding
  Suite 2100                                                                    company); Martek Biosciences
  Fort Lauderdale, FL 33394-3091                                                Corporation; MedImmune, Inc.
                                                                                (biotechnology); Overstock.com
                                                                                (Internet services); and
                                                                                Spacehab, Inc. (aerospace
                                                                                services); and formerly,
                                                                                Director, MCI Communications
                                                                                Corporation (subsequently
                                                                                known as MCI WorldCom, Inc.
                                                                                and WorldCom, Inc.)
                                                                                (communications services)
                                                                                (1988-2002).

Principal Occupation During Past 5 Years:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly, Chairman, White
River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-
1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
----------------------------------------------------------------------------------------------------------------

                                                                   Number of
                                                                 Portfolios in
                                                                   Franklin
                                                                   Templeton
                                                                  Investments
                                                                 Fund Complex
                                                    Length of     Overseen by
Name, Age and Address                  Position    Time Served     Director*         Other Directorships Held
-------------------------------------------------------------------------------------------------------------------
Fred R. Millsaps (74)                   Director        Since         28                       None
  500 East Broward Blvd.                                 1994
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and
formerly, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice
President, Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
-------------------------------------------------------------------------------------------------------------------
Nominee for Independent Director to serve until 2004 Annual Meeting of Shareholders:

Frank A. Olson (70)                    Director    Since May          17         Director, Becton, Dickinson
  500 East Broward Blvd.                              2003                       and Co. (medical technology);
  Suite 2100                                                                     White Mountains Insurance
  Fort Lauderdale, FL                                                            Group Ltd. (holding company;
  33394-3391                                                                     and Amerada Hess Corporation
                                                                                 (exploration and refining of oil
                                                                                 and gas).

Principal Occupation During Past 5 Years:
Chairman of the Board, The Hertz Corporation (car rental) (since 1980) (Chief Executive Officer from 1977-
1999); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).
-------------------------------------------------------------------------------------------------------------------
Nominee for Interested Director to serve until 2006 Annual Meeting of Shareholders:

**Harmon E. Burns (58)                 Director     Director          31                       None
  One Franklin Parkway                 and Vice    since 1994
  San Mateo, CA 94403-1906             President    and Vice
                                                   President
                                                   since 1996

Principal Occupation During Past 5 Years:
Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director,
Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton
Investments.
-------------------------------------------------------------------------------------------------------------------

Independent Directors serving until 2005 Annual Meeting of Shareholders:
                                                                   Number of
                                                                 Portfolios in
                                                                   Franklin
                                                                   Templeton
                                                                  Investments
                                                                 Fund Complex
                                                   Length of      Overseen by
Name, Age and Address                 Position    Time Served      Director*     Other Directorships Held
-----------------------------------------------------------------------------------------------------------
Harris J. Ashton (71)                 Director    Since 1994          132        Director, Bar-S Foods
  500 East Broward Blvd.                                                         (meat packing company).
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until
2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------
S. Joseph Fortunato (70)              Director    Since 1994          133                 None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch.
-----------------------------------------------------------------------------------------------------------
Constantine D. Tseretopoulos (49)     Director    Since 1997           17                 None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly,
Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore
Medical Center (1982-1985).
-----------------------------------------------------------------------------------------------------------


Interested Director serving until 2005 Annual Meeting of Shareholders:
                                                                Number of
                                                              Portfolios in
                                                                Franklin
                                                                Templeton
                                                               Investments
                                                              Fund Complex
                                                 Length of     Overseen by
Name, Age and Address                Position   Time Served     Director*        Other Directorships Held
--------------------------------------------------------------------------------------------------------------
**Nicholas F. Brady (73)             Director   Since 1994         21         Director, Amerada Hess
  500 East Broward Blvd.                                                      Corporation (exploration and
  Suite 2100                                                                  refining of oil and gas); C2,
  Fort Lauderdale, FL 33394-3091                                              Inc. (operating and investment
                                                                              business); and H.J. Heinz
                                                                              Company (processed foods and
                                                                              allied products).

Principal Occupation During Past 5 Years:
Chairman, Templeton Emerging Markets Investment Trust PLC, Darby Overseas Investments, Ltd., Darby
Emerging Markets Investments LDC and Darby Technology Ventures Group, LLC (investment firms) (1994-
present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton Investment Fund; and formerly,
Secretary of the United States Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read &
Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December 1982).
--------------------------------------------------------------------------------------------------------------

Independent Directors serving until 2004 Annual Meeting of Shareholders:

Andrew H. Hines, Jr. (80)            Director   Since 1994         28                      None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Consultant, Triangle Consulting Group; and formerly, Executive-in-Residence, Eckerd College (1991-2002);
Chairman and Director, Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurants, Inc.
(1994-1997); and Chairman of the Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
--------------------------------------------------------------------------------------------------------------

                                                                    Number of
                                                                  Portfolios in
                                                                    Franklin
                                                                    Templeton
                                                                   Investments
                                                                  Fund Complex
                                                    Length of      Overseen by
Name, Age and Address                 Position     Time Served      Director*         Other Directorships Held
--------------------------------------------------------------------------------------------------------------------
Edith E. Holiday (51)                  Director    Since 1996          83          Director, Amerada Hess
  500 East Broward Blvd.                                                           Corporation (exploration and
  Suite 2100                                                                       refining of oil and gas);
  Fort Lauderdale, FL 33394-3091                                                   Hercules Incorporated
                                                                                   (chemicals, fibers and resins);
                                                                                   Beverly Enterprises, Inc.
                                                                                   (health care); H.J. Heinz
                                                                                   Company (processed foods and
                                                                                   allied products); RTI
                                                                                   International Metals, Inc.
                                                                                   (manufacture and distribution
                                                                                   of titanium); and Canadian
                                                                                   National Railway (railroad).

Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-
1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United
States Treasury Department (1988-1989).
--------------------------------------------------------------------------------------------------------------------
Interested Directors serving until 2004 Annual Meeting of Shareholders:
**Martin L. Flanagan (43)             Director     Since 1994           4                       None
  One Franklin Parkway                and Vice
  San Mateo, CA 94403-1906            President

Principal Occupation During Past 5 Years:
President, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual
Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.;
Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and
Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and
Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC;
Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin
Templeton Investments.
--------------------------------------------------------------------------------------------------------------------

                                                                     Number of
                                                                   Portfolios in
                                                                     Franklin
                                                                     Templeton
                                                                    Investments
                                                                   Fund Complex
                                                   Length of        Overseen by
Name, Age and Address              Position       Time Served        Director*       Other Directorships Held
-----------------------------------------------------------------------------------------------------------------
**Charles B. Johnson (70)         Chairman of     Chairman of           132                    None
  One Franklin Parkway            the Board,       the Board
  San Mateo, CA 94403-1906         Director        since 1995
                                   and Vice       and Director
                                   President        and Vice
                                                   President
                                                   since 1994

Principal Occupation During Past 5 Years:
Chairman of the Board, Chief Executive Officer, Member-Office of the Chairman and Director, Franklin
Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company
International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers, and may also share a common underwriter.

** Nicholas F. Brady, Harmon E. Burns, Martin L. Flanagan, and Charles B.
   Johnson are "interested persons" of the Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is considered an interested person of the Fund due to his position as an officer and director and major shareholder of Resources, which is the parent company of the Fund's Investment Manager, and his position with the Fund. Mr. Burns is considered an interested person of the Fund due to his position as an officer and director of Resources and his position with the Fund. Mr. Flanagan's status as an interested person results from his position as an officer of Resources and his position with the Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. ("DEMF"). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC ("DTV") in which Darby Overseas is a significant investor and for which Darby Overseas has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby-BBVA Latin America Private Equity Fund, L.P. ("DBVA"), a private equity fund in which Darby Overseas is a significant investor, and the general partner of which Darby Overseas controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources. The remaining nominees and Directors of the Fund are Independent Directors.

   The following tables provide the dollar range of the equity securities of the Fund and of all funds overseen by the Directors in the Franklin Templeton Investments fund complex beneficially owned by the Fund's Directors as of June 30, 2003.

Independent Directors:

                                                       Aggregate Dollar Range of Equity
                                                    Securities in all Funds Overseen by the
                             Dollar Range of Equity   Director in the Franklin Templeton
Name of Director             Securities in the Fund        Investments Fund Complex
-------------------------------------------------------------------------------------------
Harris J. Ashton............   $10,001--$50,000                  Over $100,000
Frank J. Crothers...........         None                        Over $100,000
S. Joseph Fortunato.........   $10,001--$50,000                  Over $100,000
Andrew H. Hines, Jr.........         None                        Over $100,000
Edith E. Holiday............      $1--$10,000                    Over $100,000
Betty P. Krahmer............   $10,001--$50,000                  Over $100,000
Gordon S. Macklin...........   $50,001--$100,000                 Over $100,000
Fred R. Millsaps............         None                        Over $100,000
Frank A. Olson..............         None                        Over $100,000
Constantine D. Tseretopoulos         None                        Over $100,000

Interested Directors:
                                                       Aggregate Dollar Range of Equity
                                                    Securities in all Funds Overseen by the
                             Dollar Range of Equity   Director in the Franklin Templeton
Name of Director             Securities in the Fund        Investments Fund Complex
-------------------------------------------------------------------------------------------
Nicholas F. Brady...........   $10,001--$50,000                  Over $100,000
Harmon E. Burns.............         None                        Over $100,000
Martin L. Flanagan..........   $10,001--$50,000                  Over $100,000
Charles B. Johnson..........     Over $100,000                   Over $100,000

  How often do the Directors meet and what are they paid?

   The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by Templeton Asset Management Ltd., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund currently pays the Independent Directors and Mr. Brady an annual retainer of $2,000 and a fee of $100 per Board meeting attended. Directors serving on the Audit Committee of the Fund and other investment companies in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

   During the fiscal year ended March 31, 2003, there were five meetings of the Board, three meetings of the Audit Committee, and five meetings of the Nominating and Compensation Committee. Each Director then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served.

   Certain Directors and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

                                                                           Number of Boards in
                               Aggregate     Total Compensation from   Funds in Franklin Templeton
                              Compensation      Franklin Templeton      Investments Fund Complex
Name of Director             from the Fund* Investments Fund Complex** on which Director Serves***
--------------------------------------------------------------------------------------------------
Harris J. Ashton............     $2,500              $372,100                      45
Nicholas F. Brady...........      2,500               140,500                      15
Frank J. Crothers...........      2,528               100,000                      12
S. Joseph Fortunato.........      2,500               372,941                      46
Andrew H. Hines, Jr.........      2,515               209,500                      17
Edith E. Holiday............      2,500               273,635                      29
Betty P. Krahmer............      2,500               142,500                      15
Gordon S. Macklin...........      2,500               363,512                      45
Fred R. Millsaps............      2,515               219,500                      17
Frank A. Olson****..........          0                     0                      17
Constantine D. Tseretopoulos      2,528               102,500                      12

--------
*   Compensation received for the fiscal year ended March 31, 2003.
**  Received in the calendar year ended December 31, 2002.
*** We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or portfolios within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 51 registered investment companies, with approximately 147 U.S. based funds or series.
**** Mr. Olson was appointed to the Board in May 2003.

   The table above indicates the total fees paid to Directors by the Fund individually and by all of the funds in Franklin Templeton Investments. These Directors also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.

   Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds, until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing this policy, a board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

  Who are the Executive Officers of the Fund?

   Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer are their name, age and address, as well as their position and length of service with the Fund, and principal occupation during the past five years

Name, Age and Address                          Position                         Length of Time Served
-----------------------------------------------------------------------------------------------------------------
Charles B. Johnson                      Chairman of the Board,                  Chairman of the Board
                                           Director and Vice                 since 1995 and Director and
                                               President                      Vice President since 1994
Please refer to the table "Interested Directors serving until 2004 Annual Meeting of Shareholders" for additional information about Mr. Charles B. Johnson.
-----------------------------------------------------------------------------------------------------------------
Mark Mobius (66)                          President and Chief               President since 1994 and Chief
  Two Exchange Square                     Executive Officer--               Executive Officer--Investment
  39th Floor                             Investment Management                  Management since 2002
  Suites 3905-08
  Hong Kong

Principal Occupation During Past 5 Years:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management
Ltd.; Executive Vice President and Director, Templeton Global Advisors Limited; officer of six of the investment companies in Franklin Templeton Investments; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc.; and formerly, President, International Investment Trust Company
Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong
(1983-1986).
-----------------------------------------------------------------------------------------------------------------
Jimmy D. Gambill (55)               Senior Vice President and Chief                   Since 2002
  500 East Broward Blvd.            Executive Officer--Finance and
  Suite 2100                                Administration
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of
51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------
Rupert H. Johnson, Jr. (62)                 Vice President                            Since 1996
  One Franklin Parkway
  San Mateo, CA
  94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment
Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------

Name, Age and Address                            Position                       Length of Time Served
-----------------------------------------------------------------------------------------------------------------
Harmon E. Burns                         Director and Vice President            Director since 1994 and
                                                                              Vice President since 1996
Please refer to the table "Nominee for Interested Director to serve until 2006 Annual Meeting of Shareholders"
for additional information about Mr. Harmon E. Burns.
-----------------------------------------------------------------------------------------------------------------
Martin L. Flanagan                      Director and Vice President                  Since 1994
Please refer to the table "Interested Directors serving until 2004 Annual Meeting of Shareholders" for additional information about Mr. Martin L. Flanagan.
-----------------------------------------------------------------------------------------------------------------
Jeffrey A. Everett (39)                       Vice President                         Since 2001
  P.O. Box N-7759
  Lyford Cay, Nassau
  Bahamas

Principal Occupation During Past 5 Years:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in
Franklin Templeton Investments; and formerly, Investment Officer, First Pennsylvania Investment Research
(until 1989).
-----------------------------------------------------------------------------------------------------------------
John R. Kay (62)                              Vice President                         Since 1994
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.;
Senior Vice President, Franklin Templeton Services, LLC; and officer of one of the other subsidiaries of Franklin
Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments; and formerly, Vice
President and Controller, Keystone Group, Inc.
-----------------------------------------------------------------------------------------------------------------
Murray L. Simpson (66)                      Vice President and                       Since 2000
  One Franklin Parkway                      Assistant Secretary
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin
Templeton Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin
Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------------

 Name, Age and Address                              Position                      Length of Time Served
 ---------------------------------------------------------------------------------------------------------------------
 Barbara J. Green (55)                         Vice President and               Vice President since 2000
   One Franklin Parkway                             Secretary                   and Secretary since 1996
   San Mateo, CA 94403-1906

 Principal Occupation During Past 5 Years:
 Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton
 Worldwide, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment
 Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special
 Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers &
 Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
 ---------------------------------------------------------------------------------------------------------------------
 David P. Goss (56)                            Vice President and                      Since 2000
     One Franklin Parkway                      Assistant Secretary
     San Mateo, CA 94403-1906

 Principal Occupation During Past 5 Years:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
 Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and formerly,
 President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin
 Select Realty Trust (until 2000).
 ---------------------------------------------------------------------------------------------------------------------
 Michael O. Magdol (66)                         Vice President--                       Since 2002
   600 Fifth Avenue                              AML Compliance
   Rockefeller Center
   New York, NY 10048-0772

 Principal Occupation During Past 5 Years:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director FTI
 Banque, Arch Chemicals, Inc. and Lingnam Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin
 Templeton Investments.
 ---------------------------------------------------------------------------------------------------------------------
 Bruce S. Rosenberg (41)                       Treasurer and Chief              Treasurer since 2000 and
   500 East Broward Blvd.                       Financial Officer                Chief Financial Officer
   Suite 2100                                                                          since 2002
   Fort Lauderdale, FL
   33394-3091

 Principal Occupation During Past 5 Years:
 Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin
 Resources, Inc. and of 24 of the investment companies in Franklin Templeton Investments.
 ---------------------------------------------------------------------------------------------------------------------

  Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires officers, Directors and persons who own more than 10% of the Fund's common stock ("10% beneficial owners") to file reports of ownership and changes in ownership with the U.S. Securities and Exchange Commission ("SEC"). During the fiscal year ended March 31, 2003, Michael O. Magdol inadvertently filed a late Form 3, initial statement of beneficial ownership of securities, following his appointment as an officer of the Fund in May 2002. No other officer, Director or 10% beneficial owner of the Fund failed to file ownership reports on a timely basis for the fiscal year ended March 31, 2003. This information is based upon review of the copies of such forms received or written representations from the individuals required to make Section 16(a) reports on the Fund's common stock.

INFORMATION ABOUT THE FUND

   The Investment Manager.   The Investment Manager of the Fund is Templeton
Asset Management Ltd., a Singapore company, with an office at 7 Temasek Blvd., Suntec Tower One, #38-03, Singapore 03987. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.

   The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services") with offices at One Franklin Parkway, San Mateo, California 94403-1906. FT Services is an indirect, wholly owned subsidiary of Resources. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund. In addition, FT Services and the Fund have entered into a sub-administration agreement with Princeton Administrators, L. P. ("Princeton"), pursuant to which Princeton, subject to FT Services' supervision, is responsible for various administrative functions for the Fund. Princeton is an affiliate of Merrill Lynch, Pierce, Fenner & Smith, Inc., an initial underwriter of the Fund's shares, and Princeton's address is P.O. Box 9011, Princeton, New Jersey 08543-9011.

   The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is Mellon Investor Services LLC, 85 Challenger Road, Ridgefield Park, New Jersey 07660.

   The Custodian. The custodian for the Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

   Other Matters. The Fund's last audited financial statements and annual report for the fiscal year ended March 31, 2003 are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

   As of July 10, 2003, the Fund had 5,369,355 shares outstanding and total net assets of $156,727,848. The Fund's shares are listed on the NYSE (Symbol: TRF). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of July 10, 2003, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

   In addition, to the knowledge of the Fund's management, as of July 10, 2003, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Directors and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

..AUDIT COMMITTEE

   Audit Committee and Independent Auditors. The Fund's Audit Committee is responsible for recommending the selection of the Fund's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit Committee also reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian. The Audit Committee is comprised of Messrs. Millsaps (Chairman), Crothers, Hines, Olson and Tseretopoulos, all of whom are Independent Directors and also are considered to be "independent" as that term is defined by the NYSE's listing standards.

   Selection of Independent Auditors. Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees paid to PwC for professional services rendered by PWC for the audit of the Fund's annual financial statements or for services that are normally provided by PWC in connection with statutory and regulatory filings or engagements were $71,807 for the fiscal year ended March 31, 2003 and $73,418 for the fiscal year ended March 31, 2002.

   Audit-Related Fees. The aggregate fees paid to PwC for assurance and related services by PWC that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under "Audit Fees" above were $720 for the fiscal year ended March 31, 2003 and $936 for the fiscal year ended March 31, 2002. The services for which these fees were paid included the semi annual review of shareholder reports and internal control testing and evaluation.

   In addition, the Audit Committee pre-approves PwC's engagements for audit-related services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. No such services were provided for the fiscal years ended March 31, 2003 and March 31, 2002.

   Tax Fees. The aggregate fees paid to PwC for professional services rendered by PwC for tax compliance, tax advice and tax planning were $4,350 for the fiscal year ended March 31, 2003 and $4,350 for the fiscal year ended March 31, 2002. The services for which these fees were paid included tax return services.

   In addition, the Audit Committee pre-approves PwC's engagements for tax services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. No such services were provided for the fiscal years ended March 31, 2003 and March 31, 2002.

   All Other Fees. The aggregate fees billed for products and services provided by PwC, other than the services reported above, were $0 for the fiscal year ended March 31, 2003 and $84 for the fiscal year ended March 31, 2002. The services for which these fees were paid included fund profitability analysis review.

   In addition, the Audit Committee pre-approves PwC's engagements for other services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. No such services were provided for the fiscal year ended March 31, 2003 and March 31, 2002.

   Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC must be directly pre-approved by the Audit Committee.

   Aggregate Non-Audit Fees. PWC did not render any non-audit services to the Fund, to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund for the fiscal year ended March 31, 2003 or for the fiscal year ended March 31, 2002.

   Audit Committee Report. The Board has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter is attached as Exhibit "A" to this proxy statement.

   As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's independent auditors, to discuss the financial statements.

   The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, their independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the Fund's accounting principles.

   Based on its discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 2003 for filing with the U.S. Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Fred R. Millsaps, (Chairman)
                                          Frank J. Crothers
                                          Andrew H. Hines, Jr.
                                          Frank A. Olson
                                          Constantine D. Tseretopoulos

..FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   Solicitation of Proxies. Your vote is being solicited by the Board of Directors of the Fund. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but may also include telephone, telecopy or oral solicitations. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Directors and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the Proposal on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

   Quorum. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   Methods of Tabulation. The Proposal to elect Directors requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker non- votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the Proposal.

   Adjournment. The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy (whether or not a quorum is present at the Meeting) or the presiding officer of the Fund for the Meeting or the secretary of the Meeting may adjourn the Meeting. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve the Proposal or to permit further solicitation of proxies or for any other reason consistent with Maryland law and the Fund's Articles of Incorporation and By-Laws. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC's proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC's proxy rules and the Fund's proxy statement for the 2002 annual meeting.

   Shareholder Proposals. The Fund anticipates that the 2004 Annual Meeting of Shareholders will be held in August 2004. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund's proxy statement for the 2004 Annual Meeting of Shareholders must send such written proposal to the Fund's offices, at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091, Attention: Secretary, so that it is received no later than March 20, 2004 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting.

   A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund's proxy statement by March 20, 2004, as described above, may nonetheless present a proposal at the Fund's 2004 Annual Meeting of Shareholders if such shareholder notifies the Fund, at the Fund's offices, of such proposal by June 3, 2004. If a shareholder fails to give notice by this date, then the persons designated as proxies for the 2004 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

   Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the meeting.

   A shareholder proposal may be presented at the 2004 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

                                          By Order of the Board of Directors,

                                          Barbara J. Green,
                                          Secretary

July 18, 2003

                                                                      EXHIBIT A

                            AUDIT COMMITTEE CHARTER

I.  The Committee.

   The Audit Committee ("Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee shall consist of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent" members, as defined in Item 3(a)(2) of SEC Form N-CSR ("Disinterested Board members"). Members shall be financially literate. At least one member of the Committee shall be designated by the Board as an "audit committee financial expert," as defined in Item 3(b) of SEC Form N-CSR, unless the Board determines that the Fund does not have an audit committee financial expert on the Committee.

II.   Purposes of the Committee.

   The function of the Audit Committee is to be directly responsible for overseeing the Fund's accounting and auditing processes, which shall include the appointment, compensation, retention and oversight of the work of the Fund's independent auditors ("auditors") engaged (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. It is management's responsibility to maintain appropriate systems for accounting and internal controls. It is the auditors' responsibility to plan and carry out a proper audit and to report directly to the Committee.

   Consistent with such allocation of functions, the purposes of the Committee are:

   (a) To oversee the Fund's accounting and financial reporting policies and practices and its internal controls, and to obtain, where it deems appropriate, reports on internal controls of service providers to the Fund;

   (b) To oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof;

   (c) To act as a liaison between the auditors and the Board; and

   (d) To consider such other matters as it deems appropriate in carrying out its purpose and any other matters that may be assigned to it by the Board.

III.   Powers and Duties.

   The Committee shall have the following powers and duties to carry out its purposes:

   (a) To select the auditors, subject to approval both by the Board and by a separate vote of the Disinterested Board members, and, in connection therewith, to evaluate the independence of the auditors in accordance with applicable law.

   (b) To be directly responsible for approving the services to be provided by, and the compensation of, the auditors, including:

      (i) pre-approval of all audit and audit related services;

     (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

    (iii) pre-approval of all non-audit related services to be provided by the auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

     (iv) establishment by the Committee, if deemed necessary or appropriate, as an alternative to Committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the Committee; provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

   (c) To meet with the auditors, including private meetings, as necessary to
       (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters or concerns relating to the Fund's financial statements, including any recorded and/or unrecorded adjustments to such statements recommended by the auditors, or other results of audits; (iii) consider the auditors' comments with respect to the Fund's financial policies, procedures and internal controls and management's responses thereto, and (iv) to review the form of opinion the auditors propose to render.

   (d) To receive and consider reports from the auditors:

      (i) as required by generally accepted accounting standards; and

     (ii) annually and by update as required by SEC Regulation S-X, regarding:
          (w) all critical accounting policies and practices of the Fund to be used; (x) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Fund, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors; (y) other material written communications between the auditors and management of the Fund, such as any management letter or schedule of unadjusted differences; and (z) all non-audit services provided to any entity in an investment company complex, as defined in SEC Regulation S-X, that were not pre-approved by the Committee pursuant to SEC Regulation S-X.

   (e) To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

   (f) To investigate improprieties or suspected improprieties in Fund operations.

   (g) In considering the independence of the auditors, to request from the auditors a written statement, and other reports as necessary, describing all relationships between the auditors and the Fund, the Fund's investment adviser and service providers, and other entities advised or serviced by, including any entities controlling, controlled by or under common control with, the investment adviser or any other service providers to the Fund; to obtain and consider periodic reports from the auditors regarding whether the provision of non-audit services is compatible with maintaining the auditor's independence; and to request from the auditors a certificate that they are independent auditors under the Federal securities laws and are in compliance with all standards adopted by the Independence Standards Board.

   (h) To review the experience and qualifications of the senior members of the auditors' team and the quality control procedures of the auditors.

   (i) To require that the auditors regularly provide timely information to the Committee with respect to new rules and pronouncements by applicable regulatory and accounting standards agencies, along with an explanation of how such developments may affect the Fund's financial statements and accounting principles and practices.

   (j) To review, at such times and in the manner deemed appropriate by the Committee, the results of the annual audit and financial statements, and the report of the auditors' audit of the Fund's annual financial statements, including footnotes and any significant audit findings.

   (k) To consider management's evaluation of the Fund's disclosure controls and procedures in connection with certifications of the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer concerning (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data and have identified for the Fund's auditors any material weaknesses in internal controls; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls, and for any other purposes the Committee deems appropriate.

IV.  Other Functions and Procedures of the Committee.

   (a) The Committee shall meet at least twice each year or more frequently, in open or executive sessions. The Committee shall meet as frequently as circumstances require with (i) the auditors as provided in III (c) above; and
(ii) management's internal audit department to review and discuss internal audit functions and reports. The Committee may invite members of management, the auditors, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with the auditors, management and others, as and when it deems appropriate.

   (b) The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund or the Fund's adviser regarding accounting, internal accounting controls, or accounting matters; and
(ii) the confidential, anonymous submission by employees of the Fund or the Fund's adviser of concerns regarding questionable accounting or auditing matters.

   (c) The Committee shall have the authority to engage special counsel, experts and advisers as and when it determines necessary to carry out its duties and the Fund must provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to any auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (ii) compensation to any advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

   (d) The Committee shall have unrestricted access to the Fund's management and management of the Fund's adviser, including, but not limited to, their chief executive officer(s), chief financial officer(s), internal auditors and any other executives and financial officers.

   (e) The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

   (f) The Committee shall review this Charter annually, or more frequently if it chooses, and recommend any changes to the Board.

                ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

   The Committee shall comply with rules of the New York Stock Exchange, Inc. and the U.S. Securities and Exchange Commission applicable to closed-end funds, including (i) the preparation of the Audit Committee Disclosure Report required to be included in the Fund's annual proxy statement; and (ii) the review and discussion of Fund financial statements and management policies in accordance with applicable Corporate Governance Rules of the New York Stock Exchange, Inc.

                                                              TLTRF PROXY 07/03

                 TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
                ANNUAL MEETING OF SHAREHOLDERS - AUGUST 28, 2003

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, BRUCE S. ROSENBERG and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Russia and East European Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the "Meeting") to be held at 500 East Broward Blvd., 12th Floor, Fort Lauderdale, Florida 33394 at 1:00 p.m., Eastern time, on the 28th day of August 2003, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSAL (INCLUDING ALL NOMINEES FOR DIRECTOR). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.



                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)
                              FOLD AND DETACH HERE






PAGE



                                                   Please mark your vote as
                                                   indicated in this example [X]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.


Proposal - Election of Directors.

 FOR all nominees        WITHHOLD          Nominees: 01 HARMON E. BURNS, 02 FRANK J. CROTHERS,
 listed (except as       AUTHORITY                   03 BETTY P. KRAHMER, 04 GORDON S. MACKLIN
 marked to the right)    to vote for all             05 FRED R. MILLSAPS AND 06 FRANK A. OLSON
                         nominees listed

     [ ]                      [ ]          To withhold authority to vote for any individual
                                           nominee, write that nominee's name on the line
                                           below.

                                           ------------------------------------------------------------






I PLAN TO ATTEND THE MEETING.                 YES      NO
                                              [ ]      [ ]


SIGNATURE(S):                                             DATED         , 2003
             --------------------------------------------      ---------
PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.


                              FOLD AND DETACH HERE